UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Amendment No. 1

Date of Report (Date of earliest event reported):

January 1, 2019

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 305-6435

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is an amendment to the Current Report on Form 8-K of CCUR Holdings, Inc., filed on January 7, 2019 (the “Original Form 8-K”). This Form 8-K/A is being filed solely to amend a typographical error on the registrant’s signature date for the Original Form 8-K, which erroneously referenced January 7, 2018 and instead should have referenced January 7, 2019.

ITEM 5.02.	Departure of Directors or Certain Officers’ Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements of Warren Sutherland

On May 15, 2017, CCUR Holdings, Inc. (the “Company”) and Warren Sutherland entered into an “Employment Agreement” related to Mr. Sutherland’s appointment as Chief Financial Officer (“CFO”) for the Company (the “Sutherland Employment Agreement”), a copy of which was filed as Exhibit 10.2 in the Form 8-K filed by the Company on May 15, 2017 and is incorporated herein by reference. On January 30, 2018, the Company entered into a “First Amendment to Employment Agreement” with Mr. Sutherland (the “First Amendment”) amending certain terms of the Employment Agreement, a copy of which was filed as Exhibit 10.1 in the Form 8-K filed by the Company on February 2, 2018 and is incorporated herein by reference.

Effective January 1, 2019, the Company entered into a “Second Amendment to Employment Agreement” with Warren Sutherland (the “Second Amendment”) which is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety. Pursuant to the Second Amendment, unless otherwise terminated pursuant to Sections 4.1-4.7, Mr. Sutherland’s employment as CFO for the Company will continue through March 1, 2020 (the “Initial Term”). Unless Mr. Sutherland or the Company provides notice of non-renewal at least ninety (90) days prior to the end of the Initial Term, Mr. Sutherland’s employment will automatically be extended after the Initial Term and continue on an ongoing basis until terminated pursuant to Sections 4.1-4.7 of the Sutherland Employment Agreement, as amended. If Mr. Sutherland’s employment is (i) not extended beyond the Initial Term, (ii) terminated directly by the Company without Due Cause (as defined in the Sutherland Employment Agreement, as amended), or (iii) constructively by the Company without Due Cause (as defined in the Sutherland Employment Agreement, as amended), Mr. Sutherland will be eligible to receive the following severance compensation (the “Severance Compensation”):

(i)	his salary at the time of termination during a twelve month (12) severance period from the date of termination or constructive termination.
(ii)	the amount of annual bonus award, if any, paid in the year prior to termination or constructive termination; provided, however, that if Mr. Sutherland’s employment is not extended beyond the Initial Term, he will not be eligible to receive this bonus payment which is contemplated by clause (b) of Section 4.4 of the Sutherland Employment Agreement, as amended.
(iii)	COBRA continuation coverage during the severance period under the Company’s health plan for Mr. Sutherland and his eligible dependents that were covered under the health plan at the time of his termination at the same premium charged to active employees during such period.

Payment of the Severance Compensation to Mr. Sutherland continues to be subject to him executing, and not revoking, a release of claims. If Mr. Sutherland is terminated for any reason he is prohibited from competing with the Company, soliciting its customers or trying to hire its employees for the period in which he receives the Severance Compensation, if any, plus one year.

In addition, pursuant to the Second Amendment Mr. Sutherland will be eligible for an annual bonus under the NAV Program (defined below) in a target amount of twenty-five percent (25%) of the available bonus pool. Mr. Sutherland’s salary is reviewed annually and he is eligible to receive long-term incentive awards. Mr. Sutherland will receive an annualized salary of $250,000 effective January 1, 2019 and will receive an award of 25,000 shares of restricted stock under the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan (the “Stock Plan”) which shall vest in three equal installments on the anniversary of the grant date.

The foregoing description of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, a copy of which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.

Adoption of 2019 CCUR Bonus Plan

On January 1, 2019, upon the recommendation of the Compensation Committee of the Board, the Board adopted the 2019 CCUR Bonus Plan, attached hereto as Exhibit 10.2 and also referred to herein as the “NAV Program”, pursuant to which certain employees of the Company have the opportunity, among other things, to earn cash and equity incentive awards through a program based on growth in the Company’s net asset value (“NAV”). The NAV Program replaces the Company’s previous “Annual Incentive Bonus” program implemented for senior employees. The NAV Program is subject to, and where applicable, governed by, the terms of the Stock Plan.

Pursuant to the terms of the NAV Program, each participant in the program is eligible to receive a portion of a bonus pool allocated by the Compensation Committee based on the Company’s NAV growth in a calendar year net of a five percent (5%) required return threshold, subject to certain adjustments and exclusions as set forth therein. The Compensation Committee will determine the participants of the NAV Program and the allocations of the share of the bonus pool among such participants. As set forth in the Second Amendment, twenty-five percent (25%) of the bonus pool has been allocated to Mr. Sutherland.

For each NAV Program participant, their portion of the bonus pool shall be awarded as follows: (a) fifty percent (50%) of the award value will be paid in cash within seventy-four (74) days after the end of the calendar year for which it is awarded; and (b) fifty percent (50%) will be paid in cash, equity or a combination thereof, at the discretion of the Compensation Committee and subject to the limitations set forth in the Stock Plan.

The foregoing description of the NAV Program is qualified in its entirety by the full text of the 2019 CCUR Bonus Plan, a copy of which is furnished as Exhibit 10.2 hereto and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement between the Company and Warren Sutherland, dated as of January 1, 2019

10.2	2019 CCUR Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2019

CCUR Holdings, Inc.

(Registrant)

By:	/s/ Wayne Barr, Jr.
Wayne Barr, Jr.
Chief Executive Officer and President